UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BROADSTONE NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statements, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date filed:

BROADSTONE
NET LEASE, INC.

P.O. BOX 8016, CARY, NC 27512-9903

Broadstone Net Lease, Inc.
Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on May 20, 2021
For Stockholders as of record on March 29, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/BNL

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/BNL

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 10, 2021.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/BNL	**(866) 648-8133**	**paper@investorelections.com**

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Broadstone Net Lease, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Thursday, May 20, 2021
Time: 3:00 PM, EDT
Place: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/BNL for directions to register for the Annual Meeting prior to the deadline of Monday, May 17, 2021 at 5:00 PM, EDT

SEE REVERSE FOR FULL AGENDA

Broadstone Net Lease, Inc.   Annual Meeting of Stockholders   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON PROPOSALS 1 AND 2.    PROPOSAL   1.  Election of nine Directors.  1.01 Laurie A. Hawkes  1.02 Christopher J. Czarnecki  1.03 Denise Brooks-Williams  1.04 Michael A. Coke  1.05 David M. Jacobstein  1.06 Agha S. Khan  1.07 Shekar Narasimhan  1.08 Geoffrey H. Rosenberger  1.09 James H. Watters  2.  To ratify the appointment of Delotte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending  December 31, 2021.  3.  The transaction of such other business as may properly come before the meeting.